Exhibit 10.40

English Translation from the Original Portuguese

BALLOT FOR INDUSTRIAL CREDIT

N.40/00444-9
Term on December 15th, 2021
R$ 2.784.838,21

On December 15th, 2021, I (We) will pay, for this BALLOT FOR INDUSTRIAL CREDIT, to the BANCO DO BRASIL S.A. (BANK OF BRAZIL), a government-controlled corporation, with its headquarters located in Brasília, the Federal Capital, through its agency EMPRES.P.ALEGRE  SUL-RS,  registered in the Federal Tax Number of the  Treasury Department(CNPJ/MF) with the number 00.000.000/5097-01, or on its order, the amount of R$2.784.838,21 (two million seven hundred and eighty-four thousand, eight hundred and thirty-eight reais and twenty-one cents), in currency, a credit value granted with resources from transfers from the Agência Especial de Financiamento Industrial – FINAME (Government Agency for Machinery and Equipment Financing) or from the Banco Nacional de Desenvolvimento Econômico e Social – BNDES (Brazilian Development Bank), on account of the Instrument of Accession n. 360, from 04.07.86 (July 4th, 1986),  executed between FINAME or the Brazilian Development Bank and the Bank of Brazil S.A.,  and based on the approval of the FRO/PAC n.  359-0 / 2011 / 00006-62348 / 0301,  presented by the Bank of Brazil S.A., as its financial agent, for the application as proposed in the attached budget.

CREDIT APPLICATION BUDGET - The credit granted is to be applied as established in the attached budget.

CREDIT USAGE – The credit will be used in a single payment, according to the necessities of the project, as long as the financial schedules from the FINAME and from the BNDES are respected, as indicated below, or according to criteria from the BANK OF BRAZIL S.A., FINAME  and from  BNDES,  in another time: on 09/12/2011 (December 09th, 2011), R$2.784.838,21  this (these) portion (s) is (are) transferred, when made available for credit to my (our) deposit account, upon notice.

OWN RESOURCES – ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES: I (We) agree to apply own resources the amount of R$9.500,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$1.800,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$10.000,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$2.094,00.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$1.796,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$4.458,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$17.000,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$8.250,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$13.275,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$3.400,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$14.000,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$8.500,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$23.100,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$9.800,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$9.600,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$6.400,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$73.000,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$31.500,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$25.000,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$6.900,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$7.140,00.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$2.926,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$10.800,00.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$782,24.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$1.829,23.

ACQUISITION OF INDUSTRIAL MACHINERY / EQUIPMENT / FACILITIES:

I (We) agree to apply own resources the amount of R$6.576,00.

GRANTING TERM - The resources granted are to be transferred by the BANK OF BRAZIL S.A. at most in 03(three) business days, counted from the availability from BNDES/FINAME.

SPECIAL DECLARATION - GRANTING OF RESOURCES - I (We) are aware that the disbursement of the resources concerning the present BALLOT FOR INDUSTRIAL CREDIT, by the BANK OF BRAZIL S.A., depends on its effective availability by the body allocator. Therefore the same Bank is exempt from any responsibility for the noncompliance of the respective schedules.

FINANCIAL CHARGES – The values entered in the escrow account to the present funding as well as the resulting balance due will bear interests at the effective rate of 6,5% (six point five percent) a year (year of 360 days), calculated by calendar days, charged and required every three months during the grace period, always on the 15th day of enforceability, and monthly in the amortization period, along the principal installments, on the term date and on the settlement of the debt, according to what is provided in the clauses "PROCESSING AND COLLECTING DEBTS” and "DUE ON PUBLIC HOLIDAYS".

TERM ON PUBLIC HOLIDAYS – All term amortization principal installment and interests that occur on Saturdays, Sundays or national holidays, including the bank holidays, will be, for all intents and purposes, moved to the first subsequent business day, and the charges calculated up to this date, and the ones, beginning on this day, the following regular period for determination and calculation of the costs of the operation.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

EARLY SETTLEMENT/AMORTIZATION – I (WE) ARE AWARE THAT THE BANK OF BRAZIL ASSURES ME (US) THE RIGHT TO EARLY SETTLEMENT OF THIS DEED, UPON THE TRANSFER OF RESOURCES BY ANOTHER FINANCIAL INSTITUTION, AS SETTLED IN THE FIRST ARTICLE OF THE BACEN (BANCO CENTRAL DO BRASIL) RESOLUTION 3.401, FROM 06.09.2006 (SEPTEMBER 06th, 2006).

IF WE MAKE THE EARLY SETTLEMENT OF THE DEBT OR AMORTIZATION, IT WILL BE DUE BY ME (US), FROM THE FOLLOWING DAY AFTER THE CREDIT IS GRANTED, INCLUDING, EARLY PAYMENT RATE, EQUIVALENT TO 2% (TWO PER CENT) OF THE BALANCE DUE VALUE ON THE DATE OF THE EARLY SETTLEMENT/AMORTIZATION,  EXCEPT IF, ON THE CONTRACT DATE OF THE OPERATION,I (WE) FULFILL THE CONCEPT OF MICRO OR SMALL BUSINESS ACCORDING TO THE COMPLEMENTARY LAW 123, FROM DECEMBER 14TH, 2006, AS SETTLED BY THE BACEN RESOLUTION 3.516, FROM DECEMBER 06th, 2007

DEFAULT – In case of noncompliance of any legal or conventional obligation, or in the case of operation early term date, it will be required, from the default  and the defaulted value, the financial charges below, substituting the agreed normal charges:

a) commission remain at the market rate of the payment day,  in the terms  of the resolution 1.129, from May 15th, 1986, of the National Monetary Council;

b) default interests at effective rate of 1% (one per cent) a year;

c) 2% (two per cent) calculated and required fine on the payment dates, on the late values to be partially paid and, in the settlement of the balance due, on the defaulted amount.

PROCESSING AND COLLECTING DEBTS – I (WE) ARE AWARE THAT THE COLLECTION AND THE CHARGES WILL BE MADE UPON COLLECTION NOTICE ISSUED BY THE BANK OF BRAZIL S.A., BEFOREHAND, BY WHICH WE WILL BE INFORMED ABOUT THE NECESSARY AMOUNT FOR THE SETTLEMENT OF MY (OUR) DEEDS ON THE TERM DATES. THE NON RECEIVING OF THE COLLECTION NOTICE WILL NOT DISCLAIM ME (US) FROM THE DEED OF PAYING THE BANK OF BRAZIL S.A. THE PRINCIPAL INSTALLMENTS AND CHARGES ON THE DATES SET FORTH IN THIS INSTRUMENT.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

TAX REGULATION – I (We) present the following valid documents at the present date: Social Security Contribution Clearance from the INSS, number 092972011-19026040 issued on June 13th, 2011; Certificate of Regularity from the FGTS(CRF), number 2011112814413522895302, issued on November 28th, 2011; Joined Social Security Contribution Related to Federal Taxes and the Active Debt of the Union, number 4E3D.BA97.C037.2C21, issued on August 13th, 2011 and delivery receipt of the Annual Listing of Social Information (RAIS), issued on February 23rd, 2011.

PAYMENT – Notwithstanding the previously settled term date and the liabilities provided in the other clauses, including the financial charges, the resulting debt of this Instrument, after the grace period of 24(twenty-four) months, will be paid in 96 (ninety-six) monthly installments, in which the first is due on January 15th, 2014 and the last one on December 15th, 2021, corresponding each one of them, in their respective term dates, to the result of the division of the balance due – excluding eventual required installments – by the number of installments to be paid.

Any receiving of the installments on dates after the agreed ones will represent mere tolerance which will not affect in any way the dates of its payments or the other terms and conditions from this Instrument, or will result in novation or modification of what has been agreed, including charges resulting from default, adding to the debt payment the amount necessarily received in the following order: fine, default interests, compensatory interests, commission remain, other charged accessories, expired principal and due principal.

The payment of the resulting debt of this Instrument will occur after the settlement of the balance due of the installment(s) mentioned in the clause “PAYMENT” described above.

PLACE OF PAYMENT – The payment will be made in the place (city) where this deed was issued.

EARLY TERM DATE – I (WE) ARE AWARE THAT IF WE DO NOT PAY ANY OF INSTALLMENTS SETTLED IN THIS INSTRUMENT ON THE TERM DATES, OR, IN CASE WE DO NOT HAVE ENOUGH BALANCE ON THE RESPECTIVE DUE DATES, SO THE BANK OF BRAZIL S.A. PROMOTES THE ACCOUNTING ENTRIES PROVIDED FOR THE RESPECTIVE SETTLEMENTS, AS EXPRESSED IN THE CLAUSE "AUTHORIZATION FOR DIRECT DEBIT", THE BANK OF BRAZIL S.A. MAY CONSIDER AS DUE IN ADVANCE, OF FULL RIGHT, ALL THE OTHER DUE INSTALLMENTS, ASSUMED HEREIN AS WELL AS IN OTHER DOCUMENTS I (WE) HAVE SETTLED WITH THE BANK OF BRAZIL S.A., AND DEMAND THE TOTAL VALUE OF THE RESULTING DEBT,

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

NEVERTHELESS EXTRAJUDICIAL NOTICE OR JUDICIAL INTERVENTION. THE BANK OF BRAZIL S.A. MAY ALSO CONSIDER FULLY DUE AND DEMANDABLE THE RESULTING DEBT FROM THE EXISTING OPERATIONS WHEN EITHER TO ME, TO US OR TO OBLIGOR(S) ANY OF THE FOLLOWING SITUATIONS IS ATTRIBUTED:  A) SUFFER EXCHANGE PROTEST, REQUIRE EXTRAJUDICIAL, JUDICIAL RECUPERATION OR BANKRUPTCY OR IF WE HAVE REQUIRED BANKRUPTCY OR CIVIL INSOLVENCY OR IF FOR ANY REASON WE END OUR ACTIVITIES; B) SUFFER JUDICIAL ACTION OR TAX PROCEDURE WHICH MAY PUT AT RISK THE CONSTITUTED GUARANTEES OR THE FULFILLMENT OF THE DEEDS ASSUMED HEREIN; C) DIRECTLY OR THROUGH EMPLOYEES OR AGENTS, I (WE) PROVIDE INCOMPLETE OR CHANGED INFORMATION TO THE BANK OF BRAZIL S.A., INCLUDING THROUGH PUBLIC OR PRIVATE DOCUMENT OF ANY NATURE;  D) DIRECTLY OR THROUGH ANY EMPLOYEES OR AGENTS, WE DO NOT PROVIDE INFORMATION THAT, IF KNOWN BY THE BANK OF BRAZIL S.A., COULD CHANGE THEIR JUDGEMENTS OR EVALUATIONS; E) I (WE) BECOME DEFAULTER IN OTHER OPERATIONS DONE WITH THE BANK OF BRAZIL S.A.; F)I(WE) EXCEED THE GRANTED CREDIT LIMIT; G) I (WE) DEVIATE, FULLY OR PARTIALLY, THE GOODS GIVEN AS A GUARANTEE; H) I (WE) DO NOT KEEP UP TO DATE THE INSURANCE OF THE GOODS GIVEN AS GUARANTEE; I) I (WE) DO NOT REINFORCE, IN THE TERM AS INDICATED BY ANY COMMUNICATION GIVEN TO ME (US) BY THE BANK OF BRAZIL S.A., THE CONSTITUTED GUARANTEE(S).

SINGLE PARAGRAPH – I (WE) ARE AWARE THAT WITHOUT LIMITING THE ASSUMPTIONS REFERRED TO IN ARTICLES 39 AND 40 OF THE “PROVISIONS APPLICABLE TO THE BNDES AGREEMENTS”, THERE WILL ALSO BE AN EARLY TERM DATE OF THE PRESENT INSTRUMENT, WITH DEBT LIABILITY AND IMMEDIATE RESTRAINING OF ANY DISBURSEMENT, IN THE FOLLOWING HYPOTHESIS: A) NO PHYSICAL AND/OR FINANCIAL EVIDENCE OF THE DEVELOPMENT OF THE PROJECT WHICH JUSTIFIES THE FINANCIAL COLLABORATION; B) APPLICATION OF THE GRANTED FUNDS IN A PURPOSE WHICH DIFFERS FROM THE INSTRUMENT PURSUING THE TRANSACTION; C) EXISTENCE OF FINAL SANCTIONING ADMINISTRATIVE DECISION, RENDERED BY A COMPETENT AUTHORITY OR OFFICE, DUE TO PRACTICE OF ACTS, BY ME (US) OR MY (OUR)MANAGERS, WHO MIGHT RESULT IN RACE OR GENDER DISCRIMINATION, CHILD LABOR AND SLAVE LABOR,AND/OR ESTOPPEL BY JUDGMENT, PRONOUNCED AS A RESULT OF THE ACTS, OR ALSO, OF OTHERS THAT MAY CHARACTERIZE SEXUAL OR MORAL HARASSMENT, OR THAT RESULT IN A CRIME AGAINST THE ENVIRONMENT, EXCEPT IF PROVED THAT THE IMPOSED REPAIR WAS FULLY FULFILLED OR WHILE BEING FULFILLED THE PENALTY TO BE IMPOSED TO US AS LONG AS IT OBSERVES THE RIGHT TO DUE PROCESS;

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

D) IN THE HYPOTHESIS MENTIONED IN THE SECTIONS "A"  AND  "B"  OF THIS PARAGRAPH, THERE WILL BE A FINE, FROM THE DAY FOLLOWING THE DATE SET BY OFICIAL OR EXTRAJUDICIAL NOTICE, OF 50%(FIFTY PER CENT)INCIDENT ON THE GRANTED AND NOT PROVED VALUE, ADDING THE DUE CHARGES AS ADJUSTED IN THE CONTRACT UP TO THE DATE OF THE EFFECTIVE SETTLEMENT OF THE DEBIT. THE CALCULATED BALANCE DUE SHOULD BE ADDED BY THE CORRESPONDING VALUE TO THE COMPENSATION, TO THE NATIONAL TREASURE, OF THE VALUES CONCERNING THE EQUALIZATION OF INTEREST RATE, ACCORDING TO THE APPLIABLE LAW (ART. 47-A OF THE MENTIONED “PROVISIONS”).

SUSPENSION OF CREDIT GRANTING – I (WE) ARE AWARE THAT BESIDES THE SITUATIONS PROVIDED IN THE CLAUSE "EARLY TERM DATE", WHICH RULES THE CASES THAT MAY IMPLY THE EARLY TERM DATE OF THE EXISTING OPERATION(S), THE BANK OF BRAZIL S.A. MAY SUSPEND THE VALUE GRANTING WHEN WE DO NOT PRESENT TO THE BANK OF BRAZIL S.A. IN THE TERM DATE INDICATED BY THE BANK, THE NECESSARY DOCUMENTATION TO RENEW MY (OUR) CREDIT LIMIT, AS WELL AS WHEN WE ARE CONSIDERED NEGATIVE IN ANY CREDIT PROTECTION AGENCY OR THE REGISTER OF ISSUERS WITH NO CREDIT (CCF),  OR I (WE) HAVE OUR CURRENT ACCOUNT AT CREDIT INSTITUTION CANCELED, AS A RESULT OF RULES ISSUED BY THE CENTRAL BANK OF BRAZIL. THIS OCCURRENCE COVERS, ALSO, THE OBLIGORS IN THIS INSTRUMENT.

GUARANTEES – The related goods, mandatorily insured, are the following: chattel mortgage, agreed in this instrument, the goods described below, owned, amounting to R$3.094.264,68 (three million, ninety-four thousand, two hundred and sixty-four reais and sixty-cents), that are in my (our) calm and peaceful possession, without any type of charge, including tax, located in PELOTAS-RS, on AV.PRESIDENTE JOAO GOULART 7351, FRAGATA, CEP 96.040-000, goods whose fiduciary domains I (We) now transfer to the BANK OF BRAZIL S.A.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

Goods (properties) and their characteristics:

1	(one) Sweeping Conveyor Screw mod RTV-200,produced by Real Máquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 7.822,38;

1	(one) Lung Deposit for horizontal mixer capacity one ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 17.960,00;

1	(one) Self-cleaning magnetic separator POS49 capacity 20tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 18.000,00;

1	(one) Conveyor Screw, Real brand mod RTR 22 mt, produced by Real Máquinas Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 18.292,30;

1	(one) Feed premixer mod IMOTO vertical capacity one ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 20.940,00;

1	(one) Feed Horizontal Mixer capacity 0,5 ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 29.260,00;

1	(one) Steam Heater for mineral oil AQ-180, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 34.000,00;

1	(one) Feed horizontal metallic mixer, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 44.580,00;

1	(one) Double Redler model LRD-2500 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/ model 2011/2011, without serial number, worth R$ 64.000,00;

1	(um) Conventional Silo model STC-STA1212/S, produced by Perfipar S/A Manufaturados de Aço, manufacture/model 2011/ 2011, without serial number, worth R$ 65.760,00;

1	(um) Horizontal Condenser 70m² - distillery, produced by Extech-Link Ind. Mecânica Ltda. manufacture/model 2011/ 2011, without serial number worth R$ 69.000,00;

1	(um) Grinder Cerais mod TM150, produced by IMOTO Ind. Motores e Maquinas Ltda. manufacture/model 2011/2011, without serial number, worth R$ 71.400,00;

6	(six) Conveyor Screws model RO-12 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without the serial number at R$13.750,00 each, worth R$ 82.500,00;

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

1	(one) Redler Bulk Flow capacity 22 tons/hour DTDC/SILOS 10cv, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$85.000,00;

4	(four) Redlers model LR-320 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda.,manufacture/ model 2011/2011, without serial number at R$ 23.750,00 each, worth total R$ 95.000,00;

1	(one) Absorption Stainless Column DF-2, produced by Extech- Link Ind. Mecânica Ltda. manufacture/model 2011/2011, without serial number, worth R$ 96.000,00;

4	(four) Redlers modelo LR-500 capacity 50 tons/hour, produced by Extech-Link Ind. Mecânica Ltda. manufacture/ model 2011/2011, without serial number at R$ 24.500,00 each, worth total R$ 98.000,00;

2
(duas) Cleaning machines model PL-120 capacity 20 tons/ hour, produced by  Extech-Link  Ind.  Mecânica  Ltda., manufacture/model 2011/2011, without serial number at R$50.000,00 each, worth total R$ 100.000,00;

1	(um) Group of silos for feed deposit, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 132.750,00;

1	(one) Stripping Column DF-3, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 140.000,00;

2
(two) Redlers  Bulk  Flow capacity 20 tons/hour  DTDC 10cv, produced by Extech-Link Ind. Mecânica Ltda.,manufacture/ model 2011/2011, without serial number at R$ 85.000,00 each, worth total R$ 170.000,00;

1	(one) Heat Exchanger 200m² - economizer, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 231.000,00;

1	(one) Horizontal Condenser 210m² - gases DT, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 250.000,00;

2	(two) Lung silos capacity 70 tons, produced by Extech- Link Ind. Mecânica Ltda. manufacture/model 2011/2011, without serial number at R$ 157.500,00 each, worth total R$ 315.000,00;

1	(one) Expanded mass cooler LRH-2400, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 730.000,00;

1	(um) Conveyor Redler Bulk Flow; produced by Extech- Link Ind. Mecânica Ltda., manufacture/model 2011/2012, without serial number, worth R$ 108.000,00.

TOTAL: R$ 3.094.264,68

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

IN FIRST RANKING MORTGAGE and with no third parties competition, set herein, the goods of my (our) property, which are under my (our) calm and pacific possession, free of onus or any type of charges, including tax charges, with the following characteristics

Registration number.  41624 from the County Records Office from the city of PELOTAS – 1st ZONE, BOOK  2 – GENERAL REGISTRATION.

Location: AV. PRESIDENTE JOAO GOULART 7.351;

Area, fronting and abutting and abutters: 54.300,00 m2, with the following frontings and abutting limits: NORTH to the Avenida Presidente Joao Goulart, a total of four consecutive line segments measured on the curve that follows the axis of the so mentioned avenue and thirty meters away  (30,00m), whose individual measures go east to west: the two first sixty-one meters (61,00m), the third sixty meters and  twenty-three centimeters  (60,23m) and the last fifty-one meters and fifty centimeters (51,50m);  to the EAST three hundred and twenty-nine meters and sixty-four centimeters (329,64m) heading to the Rua Quatro (Street Four); in the back, to the SOUTH, one hundred and forty-one meters and thirty-one centimeters (141,31m) neighboring the realty number 2.450 from Rua Cinco (Street Five); and to the WEST,  in three line segments described as: the first begins in the back heading north measuring two hundred and eighty-nine meters and fifty-six centimeters (289,56m) neighboring the realty 371 and the back of the realty 221, both located on  Rua Três (Street Three); at this point it inflects towards west for fifty meters and sixty centimeters (50,60m) where it is limited by the realty 221 from Rua Três (Street Three), and finally it inflects towards north for forty-five meters and eighty centimeters (45,80m) where it faces Rua Três (Street Three), closing the polygonal.

Title form and its provenance: PROPERTY CERTIFICATE, recorded/issued on 06/12/2011 (December 06th, 2011).

For the purposes of law, all improvements (and/or machineries) to which the funding (or part of the funding, if it is the case) is destined to are also to be part of the mortgaged realty (realties).

The goods listed are already mortgaged to the Bank of Brazil S.A., in first ranking mortgage, by the Ballot for Industrial Credit issued by me (us) on December 07th, 2011, worth R$6.676.012,98 (six million, six hundred and seventy-six thousand and twelve reais and ninety-eight cents) in a full term of 10 years, to be paid on  15/12/2021, to be registered with this Ballot for Industrial Credit.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

MORTGAGE TERM DATE – I (We) agree to recompose the mortgaged property, before the 30 years of its constitution occur,  within the period I (we) are notified by the BANK OF BRAZIL S.A., under the penalty of early term date.

RELATED ASSETS LOCATION REALTY – The related assets are located in PELOTAS-RS, at AV. PRESIDENTE JOAO GOULART 7351, FRAGATA, CEP 96.040-000.

SPECIAL OBLIGATION - GUARANTEE – I (We) agree, if the guarantee(s) happen to drop to a level lower than 100,00 (one hundred) percentage points of the value of the balance due of this debt, for any reason, even as a result of increase of the balance due motivated by debt of financial charges, to make efforts in a maximum period of 5 (five) days, in order to reach that level, promoting, for such effect, the necessary guarantee effort, under the penalty of early term date, regardless of any judicial or extrajudicial notification.

OTHER OBLIGATIONS – I (We) agree to only promote modifications in the project or on the items from the Uses and Sources of the Project after consent from the BANK OF BRAZIL S/A.

REDEMPTION SHARE – For redemption of the related assets of this Note, I (We) agree to collect 100 (one hundred) percentage points of the value of the property acquired with the credit and of 80 (eighty) percentage points of the value of the property to be granted.

NEW INCUMBRANCE – IT IS SETTLED THAT IN CASES OF SALE, LEASING, ASSIGNMENT, TRANSFER OR ANY FORM OF INCUMBRANCE OF THE PROPERTY CONSTITUTING THE GUARANTEE IN FAVOR OF THIRD PARTIES, WITHOUT THE PREVIOUS CONSENT OF THE BANK OF BRAZIL S.A., THERE WILL BE THE CREDIT EARLY TERM DATE.

IOF – I (WE) AGREE TO PAY THE TAX ON FINANCIAL OPERATIONS (CREDIT, EXCHANGE AND INSURANCES CONCERNING NOTES OR REAL ESTATE VALUES) (IOF), ACCORDING TO THE RULING LEGISLATION, AS WELL AS OTHER TAXES THAT MAY BE DEMANDED OR CONSIDERED DEMANDS, AS A RESULT OF THE PRESENT OPERATION AND, FROM NOW ON, I (WE) AUTHORIZE THE BANK OF BRAZIL S.A. TO MAKE THE DEBIT IN MY (OUR) DEPOSIT ACCOUNT, MAKING ME (US) AWARE THAT THE CORRESPONDING VALUE WILL BE INFORMED TO ME (US) UPON NOTICE OF DEBIT AND/OR BANK ACCOUNT STATEMENT.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

AUTHORIZATION FOR DEBIT IN BANK ACCOUNT – I (We) authorize the Bank of Brazil  S.A.,  to apply, partially or fully the balance due presented in the escrow account to this financing, any amount taken, in any capacity, to credit of my (our) deposit account.

CREDIT ASSIGNMENT - The BANK OF BRAZIL S.A. is authorized to, at any time, assign, transfer, secure the credit arising from this instrument, as well as assign the rights, notes, guarantees or interests to its third parties, as ruled by the National Monetary Council.

CREDIT COMPENSATION – I (We) authorize the BANK OF BRAZIL S.A., irrevocably and irreversibly, regardless of previous notice, to proceed to compensation, as ruled in the article number 368 from the Brazilian Civil Code, between the credit from the BANK OF BRAZIL S.A., represented by the balance due presented in the credit opening account, and the credits of any nature that I (we) have or may have with the BANK OF BRAZIL S.A..CONDITIONS FOR GRANTING EACH CREDIT INSTALLMENT - I (We) declare being aware that the granting of each installment depends on:

I.    inexistence of any fact that, according to the Bank of Brazil or Brazilian Development Bank criterion, may substantially change my (our) financial and economic situation or that may implicate the execution of the venture or the use of the equipment herein funded, in order to change or preclude its execution or use, according to the terms approved by BNDES/FINAME;

II.   presentation of Social Securities Contributions Clearance - CND or Debit Positive Certificate with Effects of Negative - CPD-EN,  issued by the Brazilian Federal Revenue Service Secretariat;

III.  proof of proper application of the previously used installment, and the corresponding contra account, in the values which are part of the items of Uses and Sources of the Project, when appropriate;

IV.   if it involves a State, Federal District, City or any entity from the Direct Public Administration, Governmental Agency and Foundation of Federal, State, District or City Public Law, presentation of the Social Security Compliance Certificate  -  CRP, except in the cases of presentation of the Declaration that the beneficiary does not have its own social security regime for civil servants;

V.    proving the regularity of the situation with environmental agencies, or when such proof has already been presented and is still ruling,  declared by me (us) issued concerning this aspect;

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

VI.   presentation of competent environmental license for the phase in which the project is, in the financing processes to the ventures and activities in which the previous license is demanded, or the document discharging the license, in financing processes in which such environmental license is not demanded.

OTHER CONDITIONS – I (We) also agree to the following:

I.    comply, as applicable, the "APPLICABLE PROVISIONS TO BNDES CONTRACTS", approved by the Resolution number 665, from December 10th, 1987, with its changes;

II.   comply, as applicable, the "OPERATIONS REGULATING GENERAL CONDITIONS" concerning the FINAME, to be fulfilled according to the Decree number 59.170, from September 02nd, 1966, microfilmed under the number 399.674, registered in the notes column of the registration number 4.879, book H-9, at the 2nd Register of Titles and Documents from the Rio de Janeiro Court, Rio de Janeiro State;

III.  comply, as applicable, the rules concerning the processing of credit operations set by BNDES/FINAME, which declares being aware of and is complied to accept;

IV.  enable FINAME, BNDES, Central Bank of Brazil and the Bank of Brazil S.A. full examination of the usage of the resources, the development of the financed activities and the situation of the guarantees, giving their representatives or agents the free access to my (our) facilities, as well as to any document or registration, concerning accounting, juridical or of any other nature, providing them all and any requested information, under the penalty of early term date of this Instrument and immediate debt liability;

V.  comply what is disposed in the legislation concerning the National Environmental Policy, adopting, during the period of this Note, measures and actions in order to avoid or correct damage caused to the environment, security and occupational medicine, which may be caused by the project or the financed property;

VI.   keep in regular situation the obligations to the environment departments, during the period of legal effect of the Instrument;

VII.  expressly mention the cooperation of the Bank of Brazil S.A., the FINAME and the  BNDES,  as funding entities, whenever positively advertising, of its usage or of the venture;

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

VIII. observe, during the legal effect of this Instrument, what is disposed in the applicable legislation to handicapped people;

IX. proving, whenever asked to do so, the compliance of commitments from the sections "V" and "VI";

X. in the operations assured by pledge of credit rights, proving awareness of the committed credit debtor concerning what had been pledged, upon notification to be made at the Court of Records of Register of Titles and Documents or upon public or private instrument registered at the Register of Titles and Documents from the Court located where the creditor lives and from the Court where the committed credit debtor(s) live(s);

XI.   notice to the BANK OF BRAZIL S.A., with a minimum anticipation of 30 (thirty) days if intended to pay or amortize the loan beforehand, doing it only upon consent from the bank, with no problems of continuing subject to my (our) responsibility all the commitments taken as a result of this instrument;

XII.  not including, in corporate agreement,  statute or certificate of incorporation, or of its parent companies, provision by which a special quorum is demanded for deliberation or approval of issues which limit or curtail the control of any of these companies by the parent companies, or, also, provisions that result in restrictions to the capacity of company growth or to its technological development, its access to new markets or loss to payment capacity of the financial charges resulting from this operation;

XIII. not give in or transfer the rights and obligations that result from this Instrument, as well as not selling or in any way alienate the financed goods, without an expressed authorization from the BNDES/FINAME, under penalty of rescission of full right of this Instrument, what may result in the time limit of all the obligation assumed by me (us), making it immediately possible the demand for the full payment of the debt, involving the main part as the accessory ones,  including the installments to be due which will then be considered due beforehand, with no loss of other appropriate measures and sanctions.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

SPECIAL OBLIGATION – ALLUSIVE PLATE AND VIRTUAL BANNER -

I (We) agree to make, put up and keep, in a visible and prominent place, at the funded unit and the funded goods, listed in the BNDES website, plate and/or sticker, allusive to the participation of the Bank of Brazil S.A.,  with resources from the Brazilian Development Bank, according to the available communication standards, in this act, by the Bank of Brazil S.A, according to the model, dimensions and texts indicated in the BNDES website: http://bndes.gov.br.

Regardless of any additional advertisement, I (we) agree to still add a BNDES virtual banner in my (our) website, when there is one, according to the BNDES communication standards, to be found at the BNDES website
(http://www.bndes.gov.br/SiteBNDES/bndes/bndes_pt/Institucional/O_BNDES/Padroes_de_Comunicacao/index.html).

INSURANCE OF THE GUARANTEED ASSETS – I (We) commit to insure the assets from this instrument, with irrevocable and irreversible clause, in favor and according to the interests of the BANK OF BRAZIL S.A., until the final payment of the debt.

CREDIT INFORMATION SYSTEM FROM THE CENTRAL BANK - SCR -

I (We) declare being aware I (we) were informed that:

I - the debits and liabilities resulting from operations with credit characteristics done by me (us) will be registered in the Credit Information System from the Central Bank - SCR;

II - the SCR aims at providing information to the Bacen for the purpose of control of credit risk to which financial institutions are exposed to and providing the exchange of information between these institutions in order to make credit decisions and business;

III – I (we) can access the data in my (our) name in the SCR through the Customer Service of Bacen (CAP);

IV – the requests for corrections, exclusions and disagreement manifestations concerning the information found in the SCR should be sent to Bacen or the institution responsible for the sending of the information, through written and stated requirement or, when possible, by the respective judicial decision;

V – the checking to any information made available by the financial institutions and registered in my (our) name, as responsible for the operation of debit(s) or guarantees, depend on previous authorization.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

CALL CENTER – For eventual information, suggestions, complaints or any other necessary explanation concerning this Instrument, the Bank offers me (us) the following telephone numbers:

Call Center BB-CABB:

- For capital cities and metropolitan regions: 4004 0001;- Other regions: 0800 729 0001; -

Customer Service: 0800 729 0722;

Customer Service for people with hearing or speech disability: 0800 729 0088;

BB Internal Affairs: 0800 729 5678.

PORTO ALEGRE-RS, December 07th, 2011.

ISSUER(S):

IRGOVEL  IND  RIOG  DE  OLEOS  VEGETAIS  LTDA, based in PELOTAS-RS,  at  AV.  PRESIDENTE JOAO GOULART 7351, FRAGATA, ZIP CODE 96.040-000  and registered at the Federal Revenue Service with the number 87.442.430/0001-41.

 /s/  Alberto Antonio Zani Brunelli

ALBERTO  ANTONIO  ZANI  BRUNELLI,  BRAZILIAN, MARRIED, ENGINEER, resident in PORTO ALEGRE-RS.

/s/ Gilmar Pretto

GILMAR    PRETTO,    BRAZILIAN,  SINGLE, ACCOUNTANT, resident in  PELOTAS-RS.

Approval by the issuer:

/s/  Alberto Antonio Zani Brunelli

ALBERTO  ANTONIO  ZANI  BRUNELLI, Brazilian, married - Partial communion, engineer.

/s/Silvana Persson Brunelli

SILVANA    PERSSON   BRUNELLI,  Brazilian,  married  - Partial communion, systems analyst.

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Continuation of the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21, with final payment due on 15/12/2021.

 /s/ Gilmar Pretto

GILMAR  PRETTO,  Brazilian,  single, accountant, Resident in  PELOTAS-RS.

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Attached to the BALLOT FOR INDUSTRIAL CREDIT n. 40/00444-9, issued on this date by IRGOVEL IND RIOG DE OLEOS VEGETAIS LTDA, in favor of the Bank of Brazil S.A., in the value of R$2.784.838,21 (two million, seven hundred and eighty-four thousand, eight hundred and thirty-eight reais and twenty-one cents), with final payment due on 15/12/2021 (December 15th, 2021).

CREDIT APPLICATION BUDGET

The credit granted refers to the funding of:

1	(one) Sweeping Conveyor Screw mod RTV-200,produced by Real Máquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 7.822,38;

1	(one) Lung Deposit for horizontal mixer capacity one ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 17.960,00;

1	(one) Self-cleaning magnetic separator POS49 capacity 20tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 18.000,00;

1	(one) Conveyor Screw, Real brand mod RTR 22 mt,produced by Real Máquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 18.292,30;

1	(one) Feed premixer mod IMOTO vertical capacity one ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 20.940,00;

1	(one) Feed Horizontal Mixer capacity 0,5 ton, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 29.260,00;

1	(one) Steam Heater for mineral oil AQ-180, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 34.000,00;

1	(one) Feed horizontal metallic mixer, produced b IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 44.580,00;

1	(one) Double Redler model LRD-2500 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/ model 2011/2011, without serial number, worth R$ 64.000,00;

1	(um) Conventional Silo model STC-STA1212/S, produced by Perfipar S/A Manufaturados de Aço, manufacture/model 2011/ 2011, without serial number, worth R$ 65.760,00;

1	(um) Horizontal Condenser 70m² - distillery, produced by Extech-Link Ind. Mecânica Ltda. manufacture/model 2011/ 2011, without serial number worth R$ 69.000,00;

1	(um) Grinder Cerais mod TM150, produced by IMOTO Ind. Motores e Maquinas Ltda. manufacture/model 2011/2011, without serial number, worth R$ 71.400,00;

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6	(six) Conveyor Screws model RO-12 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without the serial number at R$13.750,00 each, worth R$ 82.500,00;

1	(one) Redler Bulk Flow capacity 22 tons/hour DTDC/SILOS 10cv, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$85.000,00;

4	(four) Redlers model LR-320 capacity 20 tons/hour, produced by Extech-Link Ind. Mecânica Ltda.,manufacture/ model 2011/2011, without serial number at R$ 23.750,00 each, worth total R$ 95.000,00;

1	(one) Absorption Stainless Column DF-2, produced by Extech- Link Ind. Mecânica Ltda. manufacture/model 2011/2011, without serial number, worth R$ 96.000,00;

4	(four) Redlers modelo LR-500 capacity 50 tons/hour, produced by Extech-Link Ind. Mecânica Ltda. manufacture/ model 2011/2011, without serial number at R$ 24.500,00 each, worth total R$ 98.000,00;

2
(duas) Cleaning machines model PL-120 capacity 20 tons/ hour, produced by  Extech-Link  Ind.  Mecânica  Ltda., manufacture/model 2011/2011, without serial number at R$50.000,00 each, worth total R$ 100.000,00;

1	(um) Group of silos for feed deposit, produced by IMOTO Ind. Motores e Maquinas Ltda., manufacture/model 2011/2011, without serial number, worth R$ 132.750,00;

1	(one) Stripping Column DF-3, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/2011, without serial number, worth R$ 140.000,00;

2
(two) Redlers  Bulk  Flow capacity 20 tons/hour  DTDC 10cv, produced by Extech-Link Ind. Mecânica Ltda.,manufacture/ model 2011/2011, without serial number at R$ 85.000,00 each, worth total R$ 170.000,00;

1	(one) Heat Exchanger 200m² - economizer, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 231.000,00;

1	(one) Horizontal Condenser 210m² - gases DT, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 250.000,00;

2	(two) Lung silos capacity 70 tons, produced by Extech- Link Ind. Mecânica Ltda. manufacture/model 2011/2011, without serial number at R$ 157.500,00 each, worth total R$ 315.000,00;

1	(one) Expanded mass cooler LRH-2400, produced by Extech-Link Ind. Mecânica Ltda., manufacture/model 2011/ 2011, without serial number, worth R$ 730.000,00;

1	(um) Conveyor Redler Bulk Flow; produced by Extech- Link Ind. Mecânica Ltda., manufacture/model 2011/2012, without serial number, worth R$ 108.000,00.

TOTAL R$ 3.094.264,68

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PORTO ALEGRE-RS, December 07th, 2011.

ISSUER(S):

IRGOVEL  IND  RIOG  DE  OLEOS  VEGETAIS  LTDA, based in PELOTAS-RS, at  AV.  PRESIDENTE JOAO GOULART 7351, FRAGATA, ZIP CODE 96.040-000  and registered at the Federal Revenue Service with the number 87.442.430/0001-41.

Alberto Antonio Zani Brunelli

ALBERTO  ANTONIO  ZANI  BRUNELLI,  BRAZILIAN, MARRIED, ENGINEER, resident in PORTO ALEGRE-RS.

/s/ Gilmar Pretto

GILMAR    PRETTO,    BRAZILIAN,  SINGLE, ACCOUNTANT, resident in  PELOTAS-RS.

Seen on   /  /    .

BANK OF BRAZIL S.A. - Agency 3418 EMPRES.P.ALEGRE SUL-RS.

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